Virtus Vontobel Emerging Markets Opportunities Fund (the “Fund”),

a series of Virtus Opportunities Trust

Supplement dated November 28, 2023 to the Summary Prospectus and the Virtus Opportunities Trust Statutory Prospectus pertaining to the Fund, dated January 27, 2023, as supplemented

Important Notice to Investors

The following changes, as approved by the Board of Trustees of Virtus Opportunities Trust (the “Trust”) on November 15, 2023, for the Virtus Vontobel Emerging Markets Opportunities Fund will be effective December 27, 2023.

◾	Sustainable Growth Advisers, LP (“SGA”), an affiliate of Virtus Investment Advisers, Inc., will be managing the Fund as subadviser.

◾	Hrishikesh Gupta, Kishore Rao, and Robert L. Rohn will be added as portfolio managers of the Fund.

◾	The current subadviser, Vontobel Asset Management, Inc. (“Vontobel”) will be removed as subadviser of the Fund and all references to Vontobel as subadviser of the Fund, and to Matthew Benkendorf and Ramiz Chelat as portfolio managers of the Fund, will be removed from the Fund’s prospectuses.

◾	The Fund will be renamed Virtus SGA Emerging Markets Equity Fund.

Accordingly, the following changes to the prospectus disclosure will take effect on December 27, 2023:

Under “Fees and Expenses” in the Fund’s summary prospectus and the summary section of the statutory prospectus, the “Annual Fund Operating Expenses” table and associated footnotes will be replaced with the following:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class I	Class R6
Management Fees	0.98%	0.98%	0.98%	0.98%
Distribution and Shareholder Servicing (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses	0.36%	0.30%	0.27%	0.18%
Total Annual Fund Operating Expenses	1.59%	2.28%	1.25%	1.16%
Less: Fee Waiver and/or Expense Reimbursement(b)	(0.11)%	(0.05)%	(0.02)%	(0.18)%
Total Annual Fund Operating Expenses After Expense Reimbursement(b)	1.48%	2.23%	1.23%	0.98%
(b)	The fund’s investment adviser has contractually agreed to limit the fund’s total operating expenses (excluding certain expenses, such as front-end or contingent deferred sales charges, taxes, leverage and borrowing expenses (such as commitment, amendment and renewal expenses on credit or redemption facilities), interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, unusual or infrequently occurring expenses (such as litigation), acquired fund fees and expenses, and dividend expenses, if any) so that such expenses do not exceed 1.48% for Class A Shares, 2.23% for Class C Shares, 1.23% for Class I Shares and 0.98% for Class R6 Shares through January 31, 2025. Following the contractual period, the adviser may discontinue these expense reimbursement arrangements at any time. Under certain conditions, the adviser may recapture operating expenses reimbursed and/or fees waived under these arrangements for a period of three years following the date such waiver or reimbursement occurred, provided that the recapture does not cause the fund to exceed its expense limit in effect at the time of the waiver or reimbursement, and any in effect at the time of recapture, after repayment is taken into account.

Under “Fees and Expenses,” the “Example” table will be replaced with the following:

	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$692	$1,014	$1,359	$2,328
Class C	Sold	$326	$708	$1,216	$2,613
	Held	$226	$708	$1,216	$2,613
Class I	Sold or Held	$125	$395	$684	$1,510
Class R6	Sold or Held	$100	$351	$622	$1,395

In the summary prospectus and in the summary section of the statutory prospectus, the “Management” section will be replaced in its entirety with the following:

The fund’s investment adviser is Virtus Investment Advisers, Inc. (“VIA”).

The fund’s subadviser is Sustainable Growth Advisers, LP (“SGA”), an affiliate of VIA.

Portfolio Management

>     Hrishikesh Gupta, Analyst, Portfolio Manager, Principal and a member of the Investment Committee at SGA. Mr. Gupta has served as a Portfolio Manager of the fund since December 2023.

>     Kishore Rao, Analyst, Portfolio Manager, Principal and a member of the Investment Committee at SGA. Mr. Rao has served as a Portfolio Manager of the fund since December 2023.

>     Robert L. Rohn, Portfolio Manager and co-founder of SGA. Mr. Rohn has served as a Portfolio Manager of the fund since December 2023.

On page 75 of the statutory prospectus, in the table in the section “More Information About Fund Expenses,” the row corresponding to the Fund will be replaced with the following and a new footnote will be added after the table:

	Class A Shares	Class C Shares	Class I Shares	Class R6 Shares
Virtus SGA Emerging Markets Equity Fund*	1.48%	2.23%	1.23%	0.98%
*	Contractual through January 31, 2025.

On page 114 of the statutory prospectus, under “The Adviser”, the row referencing the Fund in the table listing subadvisers of the funds of the Trust will be replaced with the following:

Virtus SGA Emerging Markets Equity Fund	SGA

In the statutory prospectus under “The Subadvisers” beginning on page 115, the disclosure referencing Vontobel on page 116 of the statutory prospectus will be removed and the following disclosure will be added for SGA:

SGA, an affiliate of VIA, is located at 301 Tresser Boulevard, Suite 1310, Stamford, CT 06901. SGA was co-founded by George P. Fraise, Gordon M. Marchand, and Robert L. Rohn in 2003. SGA is a registered investment advisor and provides investment advice to institutional and individual clients, private investment companies and mutual funds. As of September 30, 2023, SGA managed approximately $23.0 billion, of which $20.7 billion was regulatory assets under management and $2.3 billion was model/emulation assets under contract. Model/emulation assets refer to assets that SGA is under contract to deliver a model portfolio to and are not considered regulatory assets under management.

Additionally, the following replaces the row in the table referencing the Fund on page 116:

Virtus SGA Emerging Markets Equity Fund	50% of net investment management fee

On page 119 of the statutory prospectus, in the section “Portfolio Management”, the disclosure regarding Vontobel will be deleted and a new subsection entitled “SGA” will be added with the following row referencing the Fund:

Virtus SGA Emerging Markets Equity Fund	Hrishikesh Gupta (since December 2023) Kishore Rao (since December 2023) Robert L. Rohn (since December 2023)

Additionally, the following disclosure will be added below the table showing portfolio managers at SGA:

Hrishikesh Gupta. Mr. Gupta is an Analyst, Portfolio Manager, Principal and a member of the Investment Committee at SGA. Prior to joining the firm in 2014, he was a Senior Analyst at MDR Capital Management and an Investment Banking Associate at Bank of America Merrill Lynch. Prior to that, Mr. Gupta spent three years in

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the industry as a Product and Program Manager at Amazon.com and, as part of their strategic executive division, led the launch of Amazon’s Japanese and German merchant platforms.

Kishore Rao. Mr. Rao is an Analyst, Portfolio Manager, Principal and a member of the Investment Committee at SGA. Prior to joining the firm in 2004, he was a member of the investment team at Trident Capital, an Investment Analyst at Tiger Management and an Analyst at Wellington Management. Mr. Rao was a Founder and General Manager of the Street Events division of Corporate Communications Broadcast Network.

Robert L. Rohn. Mr. Rohn is a Portfolio Manager and a member of the firm’s Investment Committee. Prior to co-founding SGA in 2003, Mr. Rohn was a portfolio manager and principal with W.P Stewart & Co, Ltd. (“W.P. Stewart”), an investment advisory firm noted for managing large-cap growth stock portfolios. During his twelve-year tenure with W.P. Stewart, he was CEO of the firm’s core U.S. investment business and served as Chairman of the firm’s Management Committee. From 1988 through 1991, he was a Vice President with Yeager, Wood & Marshall, Inc., where he was a member of the Investment Policy Committee with responsibilities in equity analysis and portfolio management.

Additionally, the following changes to the prospectus disclosure will take effect on January 29, 2024:

The disclosure regarding the Fund’s principal investment strategies in the summary prospectus and the summary section of the statutory prospectus will be replaced in its entirety as follows:

Under normal circumstances, the fund invests at least 80% of its assets in equity securities or equity-linked instruments of issuers located in emerging markets countries; such issuers may be of any capitalization. Equity-linked instruments are instruments issued by financial institutions or special purpose entities located in foreign countries to provide the synthetic economic performance of a referenced equity security; these securities are valued at market value for purposes of the fund’s requirement to invest 80% of its assets in emerging markets countries. SGA generally considers emerging markets countries to be those included in the MSCI Emerging Markets Index. As of the date of this prospectus, SGA considers issuers to be “located in” emerging markets if an issuer: (i) is organized in emerging markets, (ii) is headquartered in emerging markets, or (iii) has “significant exposure” to emerging markets. SGA considers an issuer as having “significant exposure” to emerging markets if it derives at least 50% of its revenue from emerging markets countries.

SGA uses an investment process to identify companies that it believes have a high degree of predictability, strong profitability and above average earnings and cash flow growth. SGA selects investments for the fund’s portfolio that it believes have superior long-term earnings prospects and attractive valuation. To the extent consistent with the fund’s investment objective and strategies, the subadviser will consider as an element of its investment research and decision-making processes for the fund any environmental, social and/or governance (“ESG”) factors that the subadviser believes may influence risks and opportunities of companies under consideration. However, the pursuit of ESG-related goals is not the fund’s investment objective, nor one of its investment strategies. Therefore, ESG factors by themselves are not expected to determine investment decisions for the fund. The fund’s equity investments may include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, and depositary receipts. The fund may invest in companies of all market capitalizations. The fund will allocate its assets among various regions and countries (but no fewer than three countries). From time to time, the fund may have a significant portion of its assets invested in the securities of companies in only a few countries and one or a few regions. Although the fund seeks investments across a number of sectors, from time to time, the fund may have significant positions in particular sectors.

SGA will sell a portfolio holding when it believes the security’s fundamentals deteriorate, its valuation is no longer attractive, or a better investment opportunity arises.

The disclosure under “Principal Risks” in the summary prospectus and in the summary section of the statutory prospectus will be restated as follows:

>	Equity Securities Risk. The value of the stocks held by the fund may be negatively affected by the financial market, industries in which the fund invests, or issuer-specific events. Focus on a particular style or in small or medium-sized companies may enhance that risk.
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>	Foreign Investing Risk. Investing in foreign securities subjects the fund to additional risks such as increased volatility; currency fluctuations; less liquidity; less publicly available information about the foreign investment; and political, regulatory, economic, and market risk.

>	Emerging Market Risk. Emerging markets securities may be more volatile, or more greatly affected by negative conditions, than those of their counterparts in more established foreign markets.

>	Geographic Concentration Risk. A fund that focuses its investments in a particular geographic location will be sensitive to financial, economic, political and other events negatively affecting that location and may cause the value of the fund to decrease, perhaps significantly.

>	Sector Focused Investing Risk. Events negatively affecting a particular market sector in which the fund focuses its investments may cause the value of the fund’s shares to decrease, perhaps significantly.

>	Convertible Securities Risk. The value of a convertible security may decline as interest rates rise and/or vary with fluctuations in the market value of the underlying securities. The security may be called for redemption at a time and/or price unfavorable to the fund.

>	Currency Rate Risk. Fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of the fund’s shares.

>	Depositary Receipts Risk. Investments in foreign companies through depositary receipts may expose the fund to the same risks as direct investments in securities of foreign issuers.

>	ESG Risk. The fund’s consideration of ESG factors could cause the fund to perform differently from other funds. While the subadviser believes that the integration of ESG factors into the fund’s investment process has the potential to contribute to performance, ESG factors may not be considered for every investment decision and there is no guarantee that the integration of ESG factors will result in better performance.

>	Growth Stocks Risk. The fund’s investments in growth stocks may be more volatile than investments in other types of stocks, or may perform differently from the market as a whole and from other types of stocks.

>	Large Market Capitalization Companies Risk. The value of investments in larger companies may not rise as much as smaller companies, or larger companies may be unable to respond quickly to competitive challenges, such as changes in technology and consumer tastes.

>	Market Volatility Risk. The value of the securities in the fund may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be short- or long-term. Local, regional or global events such as war or military conflict (e.g. Russia’s invasion of Ukraine), acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the fund and its investments, including hampering the ability of the fund’s portfolio manager(s) to invest the fund’s assets as intended.

>	Preferred Stocks Risk. Preferred stocks may decline in price, fail to pay dividends when expected, or be illiquid.

>	Redemption Risk. One or more large shareholders or groups of shareholders may redeem their holdings in the fund, resulting in an adverse impact on remaining shareholders in the fund by causing the fund to take actions it would not otherwise have taken.

>	Small and Medium Market Capitalization Companies Risk. The fund’s investments in small and medium market capitalization companies may increase the volatility and risk of loss to the fund, as compared with investments in larger, more established companies.

In the section “More Information about Risks Related to Principal Investment strategies” the disclosure relating to the fund under “Principal Investment Strategies” starting on page 97 of the statutory prospectus will be replaced with the following:

Under normal circumstances, the fund invests at least 80% of its assets in equity securities or equity-linked instruments of issuers located in emerging markets countries; such issuers may be of any capitalization. Equity-linked instruments are instruments issued by financial institutions or special purpose entities located in foreign countries to provide the synthetic economic performance of a referenced equity security; these securities are valued at market value for purposes of the fund’s requirement to invest 80% of its assets in emerging markets countries. SGA generally considers emerging markets countries to be those included in the MSCI Emerging Markets Index. As of the date of this prospectus, SGA considers issuers to be “located in” emerging markets if an issuer: (i) is organized in emerging markets, (ii) is headquartered in emerging markets, or (iii) has “significant

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exposure” to emerging markets. SGA considers an issuer as having “significant exposure” to emerging markets if it derives at least 50% of its revenue from emerging markets countries.

SGA uses an investment process to identify companies that it believes have a high degree of predictability, strong profitability and above average earnings and cash flow growth. SGA selects investments for the fund’s portfolio that it believes have superior long-term earnings prospects and attractive valuation. To the extent consistent with the fund’s investment objective and strategies, the subadviser will consider as an element of its investment research and decision-making processes for the fund any environmental, social and/or governance (“ESG”) factors that the subadviser believes may influence risks and opportunities of companies under consideration. However, the pursuit of ESG-related goals is not the fund’s investment objective, nor one of its investment strategies. Therefore, ESG factors by themselves are not expected to determine investment decisions for the fund. The fund’s equity investments may include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, and depositary receipts. The fund may invest in companies of all market capitalizations. The fund will allocate its assets among various regions and countries (but no fewer than three countries). From time to time, the fund may have a significant portion of its assets invested in the securities of companies in only a few countries and one or a few regions. Although the fund seeks investments across a number of sectors, from time to time, the fund may have significant positions in particular sectors.

SGA will sell a portfolio holding when it believes the security’s fundamentals deteriorate, its valuation is no longer attractive, or a better investment opportunity arises.

Temporary Defensive Strategy: During periods of adverse market conditions, the fund may take temporary defensive positions that are inconsistent with its principal investment strategies by holding all or part of its assets in cash or short-term money market instruments including obligations of the U.S. Government, high-quality commercial paper, certificates of deposit, bankers acceptances, bank interest-bearing demand accounts, and repurchase agreements secured by U.S. Government securities. When this allocation happens, the fund may not achieve its objective.

Please see “More Information About Risks Related to Principal Investment Strategies” for information about the risks of investing in the fund. Please refer to “Additional Risks Associated with Investment Techniques and Fund Operations” for other investment techniques of the fund.

In the section “More Information About Risks Related to Principal Investment Strategies” the table beginning on page 101 of the statutory prospectus will be amended by changing the entries for the fund to reflect an “X” in the row for each of Equity Securities, Foreign Investing, Emerging Market Investing, Geographic Concentration, Sector Focused Investing, Convertible Securities, Currency Rate, Depositary Receipts, ESG Consideration, Growth Stocks, Large Market Capitalization Companies Risk, Market Volatility Risk, Preferred Stocks Risk, Redemption Risk and Small and Medium Market Capitalization Companies Risk.

In the section “More Information About Risks Related to Principal Investment Strategies” the following is added after the table beginning on page 101 of the statutory prospectus:

Convertible Securities

Convertible securities are bonds, debentures, notes, preferred stock, rights, warrants or other securities that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt instruments or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. If a convertible security is called for redemption, the respective fund may have to redeem the security, convert it into common stock or sell it to a third party at a price and time that is not beneficial for the fund. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Securities convertible into common stocks may have higher yields than common stocks but lower yields than comparable nonconvertible securities.

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ESG Consideration

A fund’s consideration of ESG factors could cause it to perform differently compared to funds that do not use such considerations. The relevance and weightings of specific ESG factors may vary across asset classes, sectors and strategies and no one factor is determinative. ESG factors are qualitative and subjective by nature and there are significant differences in interpretations of what it means for a company to have positive or negative ESG factors. There is no guarantee that the factors utilized by a fund’s subadviser or any judgment exercised by the subadviser will reflect the opinions of any particular investor, and the factors analyzed by the subadviser may differ from the factors any particular investor considers relevant in evaluating ESG practices. When integrating ESG factors into the investment process, the subadviser may rely on third-party data that it believes to be reliable, but it does not guarantee the accuracy of such third-party data. ESG information from third-party data providers may be incomplete, inaccurate or unavailable, which may adversely impact the investment process. Moreover, the current lack of common standards may result in different approaches to integrating ESG factors. As a result, the funds may invest in companies that do not reflect the beliefs and values of any particular investor.

The ESG factors that may be evaluated as part of a fund’s investment process are anticipated to evolve over time and one or more characteristics may not be relevant with respect to all issuers that are eligible for investment. Further, the regulatory landscape with respect to ESG integration in the United States is still developing and future rules and regulations may require a fund to modify or alter its investment process with respect to ESG integration.

Sector Focused Investing

The value of the investments of a fund that focuses its investments in a particular market sector will be highly sensitive to financial, economic, political and other developments affecting that market sector, and conditions that negatively impact that market sector will have a greater impact on the fund as compared with a fund that does not have its holdings similarly focused. Events negatively affecting the market sectors in which a fund has invested are therefore likely to cause the value of the fund’s shares to decrease, perhaps significantly.

The following will be added as a sub-risk of Equity Securities:

Growth Stocks Risk. Growth stocks can react differently to issuer, political, market, and economic developments than the market as a whole and other types of stocks. Growth stocks also tend to be more expensive relative to their earnings or assets compared to other types of stocks, and as a result they tend to be sensitive to changes in their earnings and more volatile than other types of stocks.

All other disclosure concerning the Fund, including fees and expenses, will remain unchanged from the prospectuses dated January 27, 2023, as supplemented.

Investors should retain this supplement with the Prospectuses for future reference.

VOT 8020/EM Opps Sub Change (11/2023)

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Virtus Vontobel Foreign Opportunities Fund,
a series of Virtus Opportunities Trust

Supplement dated November 28, 2023, to the Summary Prospectus and the Virtus Opportunities Trust Statutory Prospectus and Statement of Additional Information (“SAI”)
pertaining to the fund named above, each dated January 27, 2023, as supplemented

IMPORTANT NOTICE TO INVESTORS

As approved by the Board of Trustees of Virtus Opportunities Trust on November 15, 2023, pursuant to an Agreement and Plan of Reorganization, Virtus Vontobel Foreign Opportunities Fund (the “Acquired Fund”) will merge with and into Virtus SGA International Growth Fund (the “Acquiring Fund”), a series of Virtus Asset Trust, on or about March 8, 2024. The Acquired Fund and the Acquiring Fund have the same Board of Trustees.

The Acquiring Fund’s investment objective is identical to the investment objective of the Acquired Fund; the Acquiring Fund’s investment mandate is similar to that of the Acquired Fund; the Acquiring Fund’s investment advisory fee rates are contractually identical to those of the Acquired Fund; and the Acquiring Fund’s expenses are contractually limited by the investment adviser to levels lower than or equal to those of the Acquired Fund. Further, the Acquiring Fund’s investment adviser has agreed to contractually limit the Acquiring Fund’s expenses after the reorganization to levels lower than the limits in place prior to the reorganization. The Principal Investment Strategies of the Acquired Fund and the non-fundamental investment policy of the Acquired Fund regarding the investment of at least 80% of its assets are substantially similar to those of the Acquiring Fund. Therefore, the combined fund after the merger is expected to be managed substantially similarly to the way that the Acquired Fund was managed before the merger, with higher assets and the potential for lower fees and expenses.

Pursuant to the Agreement and Plan of Reorganization, the Acquired Fund will transfer all or substantially all of its assets to the Acquiring Fund in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all liabilities of the Acquired Fund. Following the exchange, the Acquired Fund will distribute the shares of the Acquiring Fund to its shareholders pro rata, in liquidation of the Acquired Fund, and shareholders of the Acquired Fund will therefore become shareholders of the Acquiring Fund in the same class of shares they owned of the Acquired Fund immediately prior to the reorganization. (Although the Acquiring Fund does not currently offer Class C shares, such shares will be added to its registration prior to the reorganization.)

The merger is expected to be carried out pursuant to Rule 17a-8 under the Investment Company Act of 1940, as amended, which means that shareholder approval is not required for the merger to be carried out.

Investors should retain this supplement with the Prospectuses and

Statement of Additional Information for future reference.

VOT 8020/Vontobel Foreign Ops Merger 11/23)

Virtus Vontobel Global Opportunities Fund,
a series of Virtus Opportunities Trust

Supplement dated November 28, 2023, to the Summary Prospectus and the Virtus Opportunities Trust Statutory Prospectus and Statement of Additional Information (“SAI”)

pertaining to the fund named above, each dated January 27, 2023, as supplemented

IMPORTANT NOTICE TO INVESTORS

As approved by the Board of Trustees of Virtus Opportunities Trust on November 15, 2023, pursuant to an Agreement and Plan of Reorganization, Virtus Vontobel Global Opportunities Fund (the “Acquired Fund”) will merge with and into Virtus SGA Global Growth Fund (the “Acquiring Fund”), a series of Virtus Equity Trust, on or about March 8, 2024. The Acquired Fund and the Acquiring Fund have the same Board of Trustees and investment adviser.

The Acquiring Fund’s investment objective and investment mandate are similar to those of the Acquired Fund; the Acquiring Fund’s investment advisory fee rates are contractually lower than those of the Acquired Fund; and the Acquiring Fund’s expenses are contractually limited by the investment adviser to levels lower than or equal to those of the Acquired Fund. Further, the Acquiring Fund’s investment adviser has agreed to contractually limit the Acquiring Fund’s expenses after the reorganization to levels lower than the limits in place prior to the reorganization. Therefore, the combined fund after the merger is expected to be managed substantially similarly to the way that the Acquired Fund was managed before the merger, with higher assets and the potential for lower fees and expenses.

Pursuant to the Agreement and Plan of Reorganization, the Acquired Fund will transfer all or substantially all of its assets to the Acquiring Fund in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all liabilities of the Acquired Fund. Following the exchange, the Acquired Fund will distribute the shares of the Acquiring Fund to its shareholders pro rata, in liquidation of the Acquired Fund, and shareholders of the Acquired Fund will therefore become shareholders of the Acquiring Fund in the same class of shares they owned of the Acquired Fund immediately prior to the reorganization.

The merger is expected to be carried out pursuant to Rule 17a-8 under the Investment Company Act of 1940, as amended, which means that shareholder approval is not required for the merger to be carried out.

Investors should retain this supplement with the Prospectuses and

Statement of Additional Information for future reference.

VOT 8020/Vontobel Global Ops Merger (11/23)

Virtus Vontobel Greater European Opportunities Fund (the “Fund”),

a series of Virtus Opportunities Trust

Supplement dated November 28, 2023, to the Summary Prospectus and the Virtus Opportunities Trust

Statutory Prospectus and Statement of Additional Information (“SAI”) pertaining to the Fund,

each dated January 27, 2023, as supplemented

Important Notice to Investors

On November 15, 2023, the Board of Trustees of Virtus Opportunities Trust voted to approve a Plan of Liquidation for Virtus Vontobel Greater European Opportunities Fund, pursuant to which the Fund will be liquidated (the “Liquidation”) on or about December 28, 2023 (“Liquidation Date”).

Effective December 13, 2023, the Fund will be closed to new investors and additional investor deposits, except that purchases will continue to be accepted for defined contribution and defined benefit retirement plans, the Fund will continue to accept payroll contributions and other types of purchase transactions from both existing and new participants in such plans, and the Fund will allow reinvestment of distributions from existing shareholders. Investors should note that the Fund’s investments will be sold in anticipation of the Liquidation and may be sold in advance of December 13, 2023.

At any time prior to the Liquidation Date, shareholders may redeem or exchange their shares of the Fund for shares of the same class of any other Virtus Mutual Fund. There will be no fee or sales charges associated with exchange or redemption requests.

Prior to the Liquidation Date, the Fund will begin engaging in business and activities for the purposes of winding down the Fund’s business affairs and transitioning some or all of the Fund’s portfolio to cash and cash equivalents in preparation for the orderly liquidation and subsequent distribution of its assets on the Liquidation Date. During this transition period, the Fund will no longer pursue its investment objective or be managed in a manner consistent with its investment strategies, as stated in the Prospectuses. This is likely to impact the Fund’s performance. The impending Liquidation of the Fund may result in large redemptions, which could adversely affect the Fund’s expense ratios. Those shareholders who remain invested in the Fund during part or all of this transition period may bear increased brokerage and other transaction expenses relating to the sale of portfolio investments prior to the Liquidation Date.

On the Liquidation Date, any outstanding shares of the Fund will be automatically redeemed as of the close of business, except shares held in BNY Mellon IS Trust Company custodial accounts, which will be exchanged for the same class of shares of Virtus Seix U.S. Government Securities Ultra-Short Bond Fund, with the exception of Class C shares which will be exchanged for Class A shares of Virtus Seix U.S. Government Securities Ultra-Short Bond Fund, and any contingent deferred sales charges will be waived. Shareholders with BNY Mellon IS Trust Company custodial accounts should consult the prospectus for the Virtus Seix U.S. Government Securities Ultra-Short Bond Fund for information about that fund.

The proceeds of any redemption will be equal to the net asset value of such shares after the Fund has paid or provided for all charges, taxes, expenses and liabilities. The distribution to shareholders of these liquidation proceeds will occur as soon as practicable, and will be made to all Fund shareholders of record at the time of the Liquidation. Additionally, the Fund must declare and distribute to shareholders any undistributed realized capital gains and all net investment income no later than the final liquidation distribution. To the extent that the Fund has experienced redemptions prior to the date the Fund distributes any realized capital gains and net investment income, the remaining shareholders at the time of the distribution(s) may bear increased tax liability due to receiving a higher proportion of the distribution(s).

Although shareholders are expected to receive proceeds of the Liquidation in cash, proceeds distributed to shareholders may be paid in cash, cash equivalents, or portfolio investments equal to the shareholder’s proportionate interest in the net assets of the Fund (the latter payment method, “in kind”). Shareholders who receive proceeds in kind should expect (i) that the in-kind distribution will be subject to market and other risks, such as liquidity risk, before sale, and (ii) to incur transaction costs, including brokerage costs, when converting the investments to cash.

Because the exchange or redemption of your shares could be a taxable event, we suggest you consult with your tax advisor prior to the Fund’s liquidation.

Investors should retain this supplement with the Prospectuses and SAI for future reference.

VOT 8020 Vontobel Greater Euro Liquidation Supplement (11/2023)

Virtus Vontobel Emerging Markets Opportunities Fund (the “Fund”),

a series of Virtus Opportunities Trust

Supplement dated November 28, 2023 to the Statement of Additional Information (“SAI”)
for Virtus Opportunities Trust pertaining to the Fund, dated January 27, 2023, as supplemented

Important Notice to Investors

The following changes, as approved by the Board of Trustees of Virtus Opportunities Trust (the “Trust”) on November 15, 2023, for the Virtus Vontobel Emerging Markets Opportunities Fund will be effective December 27, 2023.

◾	Sustainable Growth Advisers, LP (“SGA”), an affiliate of Virtus Investment Advisers, Inc., will be managing the Fund as subadviser.

◾	Hrishikesh Gupta, Kishore Rao, and Robert L. Rohn will be added as portfolio managers of the Fund.

◾	The current subadviser, Vontobel Asset Management, Inc. (“Vontobel”) will be removed as subadviser of the Fund and all references to Vontobel as subadviser of the Fund, and to Matthew Benkendorf and Ramiz Chelat as portfolio managers of the Fund, will be removed from the Fund’s prospectuses.

◾	The Fund will be renamed Virtus SGA Emerging Markets Equity Fund.

Disclosure in the SAI that will be updated as appropriate at the time of the transitions listed above.

Investors should retain this supplement with the SAI for future reference.

VOT 8020B EM Opps Sub Change (11/2023)